Exhibit 99.1

Xylem Inc.

301 Water Street SE, Suite 200

Washington, DC, 20003

Tel +1.202.869.9150

NEWS RELEASE

Contacts:	Media	Investors
	Houston Spencer +1 (914) 323-5723	Andrea van der Berg +1 (202) 869-9151
	houston.spencer@xylem.com	andrea.vanderberg@xylem.com

Xylem Appoints Matthew Pine Chief Operating Officer

•	Pine will be responsible for driving operational excellence across the Company’s global business segments and regions

•	Appointment supports Xylem’s continuing commitment to deliver above-market organic revenue growth and margin expansion

•	Pine previously led Xylem’s Americas region and two of Xylem’s global business segments and brings 25 years’ experience in senior and international leadership roles

WASHINGTON, D.C., December 20, 2022 – Global water technology company Xylem Inc. (NYSE: XYL), today announced the appointment of Matthew Pine as Chief Operating Officer, effective January 1, 2023. In this role, Pine will accelerate Xylem’s operational excellence, driving cost leadership and scaling innovation across the global organization. He will report to Xylem President and CEO, Patrick Decker, and will oversee the Company’s business segments and regions.

“Xylem is a global leader in solving water challenges in thousands of communities around the world,” said Decker. “We’re evolving our operating structure to make sure every customer benefits from both our global scale and the local agility we bring to each community’s challenges. Matthew has an exceptional track record of delivering operational excellence, and we’ll be working hand-in-hand to serve our customers, deliver above-market growth with margin expansion, and continue to create economic and social value for Xylem’s stakeholders.”

Pine has more than 25 years of experience in general management, sales, marketing, digital and product management. He joined Xylem in 2020, most recently leading the Applied Water Systems and Measurement & Control Solutions segments, and Xylem Americas. He previously held senior and international leadership roles at United Technologies Corporation, Vestas Wind Systems, and Lennox International Inc.

“It’s a privilege to step into this role and partner with Patrick to continue to sharpen our focus on operational excellence across the organization,” said Pine. “With strong technology leadership on a proven business model, and a large and growing installed base in attractive markets, we are already exceptionally well positioned on the long-term water trends driving demand for our solutions. Now, we are further tuning our operating model to remove complexity and drive cost leadership as we scale innovation globally and provide solutions to serve our customers.”

About Xylem

Xylem (XYL) is a leading global water technology company committed to solving critical water and infrastructure challenges with innovation. Our 17,000 diverse employees delivered revenue of $5.2 billion in 2021. We are creating a more sustainable world by enabling our customers to optimize water and resource management and helping communities in more than 150 countries become water-secure. Join us at www.xylem.com.

Forward Looking Statements

This press release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “contemplate,” “predict,” “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” “potential,” “may” and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements. By their nature, forward-looking statements address uncertain matters and include any statements that are not historical, such as statements about our strategy, financial plans, outlook, objectives, plans, intentions or goals (including those related to our social, environmental and other sustainability goals); or address possible or future results of operations or financial performance, including statements relating to orders, revenues, operating margins and earnings per share growth. Such statements are not guarantees of future performance. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. The forward-looking statements included in this press release are also subject to a number of material risks and uncertainties set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in subsequent filings we make with the Securities and Exchange Commission. All forward-looking statements made herein are based on information currently available to us as of the date of this press release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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